As filed with the U.S. Securities and Exchange Commission on November 20, 2001

                                         1933 Act Registration No. 002-17531

                   U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   [ ] Pre-Effective Amendment No.___    [ ] Post-Effective Amendment No.___


                         DREYFUS FOUNDERS FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)

                                (303) 394-4404
                (Registrant's Area Code and Telephone Number)

                             2930 East Third Avenue
                            Denver, Colorado 80206
                   (Address of Principal Executive Offices)

                       Kenneth R. Christoffersen, Esq.
                             2930 East Third Avenue
                            Denver, Colorado 80206
                   (Name and Address of Agent for Service)

                                   Copies to:
                         Clifford J. Alexander, Esq.
                            Thomas M. Leahey, Esq.
                           Kirkpatrick & Lockhart LLP
                  1800 Massachusetts Avenue, N.W., 2nd Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

      Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

      Title of securities being registered: Common stock, par value $0.01 per share.

      No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

      IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON DECEMBER 20, 2001, PURSUANT TO RULE 488.

                          DREYFUS FOUNDERS FUNDS, INC.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Questions and Answers

Notice of Special Meeting

Part A - Prospectus/Proxy Statement

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                DREYFUS FOUNDERS FOCUS FUND (a series of Dreyfus
                              Founders Funds, Inc.)

                             2930 East Third Avenue
                             Denver, Colorado 80206
                                 1-800-525-2440

                                December 20, 2001

Dear Focus Fund Shareholder:

      The following proxy materials describe a proposal that Dreyfus Founders Focus Fund ("Focus Fund") reorganize and become part of Dreyfus Founders Growth Fund ("Growth Fund"). If the proposal is approved and implemented, you will automatically become a shareholder of Growth Fund.

      YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS proposal. The Board believes that combining the two Funds will benefit you by providing you with a portfolio that has an investment objective that is substantially similar to that of Focus Fund and a larger combined asset base that could produce certain economies of scale resulting in a lower expense ratio. The proxy materials provide more information about the proposed reorganization and the two Funds.

      We encourage you to read the full text of the proxy materials. To help you more fully understand their contents, we have prepared a few brief Questions and Answers ("Q&A") regarding this proposal. The Q&A begins on page __.

      YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. VOTING YOUR SHARES PROMPTLY WILL PERMIT FOCUS FUND TO AVOID FOLLOW-UP MAIL AND TELEPHONE SOLICITATION. AFTER REVIEWING THE ATTACHED MATERIALS, PLEASE COMPLETE, DATE, AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ENCLOSED RETURN ENVELOPE TODAY. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, YOU MAY VOTE BY TELEPHONE, THROUGH THE INTERNET, OR IN PERSON.


                                          Very truly yours,



                                          Richard W. Sabo
                                          President
                                          Dreyfus Founders Funds, Inc.

                              QUESTIONS AND ANSWERS

      The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it would also be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

Q.    WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

      A. In order to combine Focus Fund with Growth Fund, state law requires your approval. As a Focus Fund owner, you are being asked to approve this proposal.

Q.    WHAT ARE THE BENEFITS TO ME AS A SHAREHOLDER?

      A. The reorganization will result in a single Founders large-cap growth fund with a larger combined asset base. The Board believes that this combination will produce certain economies of scale, which could result in a lower expense ratio. In addition, the Board believes that combining the Funds will promote more efficient portfolio management, since it would result in a single portfolio of large-capitalization stocks, rather than two portfolios of such securities.

Q.    HOW WILL THE PROPOSAL AFFECT ME AS A FUND SHAREHOLDER?

      A. On the date of the reorganization, you will be issued shares of Growth Fund having an aggregate net asset value equal to the aggregate net asset value of your Focus Fund shares on that date. You will not realize any taxable gain or loss as a direct result of the reorganization, and the aggregate cost basis of your Growth Fund shares will be the same as it was for your Focus Fund shares. Your holding period for the Growth Fund shares you receive will include the holding period for your Focus Fund shares, provided you held them as a capital asset. Focus Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization. Since Growth Fund intends to distribute any net investment income and net realized capital gains in December 2002, Focus Fund shareholders could receive two taxable distributions in 2002 if the reorganization is approved. Because Focus Fund's investment objective and many of its policies are similar to those of Growth Fund, an investment in Focus Fund is subject to many of the same specific risks as an investment in Growth Fund.

Q.    How will the expenses of the reorganization be Paid For?

      A. The Funds' investment adviser, Founders Asset Management LLC ("Founders"), has determined to bear all the expenses relating to the proposed reorganization.

Q.    HOW DO THE FUND DIRECTORS SUGGEST THAT I VOTE?

      A. After careful consideration, the directors unanimously recommend that you vote "FOR" this proposal.

Q.    WHOM DO I CALL FOR MORE INFORMATION?

      A. If you have any questions regarding the proxy materials or the voting process, please call Georgeson Shareholder Communications Inc., proxy solicitors, at 1-____________ between __ a.m. and __ p.m., Eastern time, Monday through Friday. They will be pleased to answer any questions that you may have.

                           DREYFUS FOUNDERS FOCUS FUND
                  (A SERIES OF DREYFUS FOUNDERS FUNDS, INC.)

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 15, 2002

      Notice is hereby given that a Special Meeting of Shareholders ("Meeting") of Dreyfus Founders Focus Fund ("Focus Fund"), a series of Dreyfus Founders Funds, Inc. ("Dreyfus Founders Funds"), will be held at the office of Dreyfus Founders Funds, 2930 East Third Avenue, Denver, Colorado, on February 15, 2002, at 3 p.m., Mountain time, for the following purposes:

      (1) To consider a Plan of Reorganization ("Plan") providing for (a) the acquisition of all the assets of Focus Fund by Dreyfus Founders Growth Fund ("Growth Fund"), another series of Dreyfus Founders Funds, in exchange solely for shares of Growth Fund and the assumption by Growth Fund of all of the liabilities of Focus Fund, (b) the distribution of those shares to the shareholders of Focus Fund, and (c) the subsequent termination of Focus Fund; and

      (2) To transact such other business that may properly come before the Meeting or any adjournment or adjournments thereof.

      The Board of Directors of Dreyfus Founders Funds has fixed the close of business on December 18, 2001 as the record date for the determination of the shareholders of Focus Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                    By order of the Board of Directors,



                                    Kenneth R. Christoffersen
                                    Secretary


December 20, 2001
Denver, Colorado

-------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

IT IS IMPORTANT THAT YOUR SHARES BE VOTED PROMPTLY SO THAT THEY MAY BE REPRESENTED AT THE MEETING. IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED OR VOTE USING ONE OF THE ALTERNATIVE METHODS DESCRIBED ON THE ENCLOSED INSERT. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY MATERIALS WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.
-------------------------------------------------------------------------------

                           DREYFUS FOUNDERS FOCUS FUND
                    A SERIES OF DREYFUS FOUNDERS FUNDS, INC.
                       ----------------------------------

                             2930 EAST THIRD AVENUE
                             DENVER, COLORADO 80206
                                 1-800-525-2440

                                DECEMBER 20, 2001

                          ACQUISITION OF THE ASSETS OF

                           DREYFUS FOUNDERS FOCUS FUND

                             BY AND IN EXCHANGE FOR

                       CLASS A, B, C, F, R AND T SHARES OF

                          DREYFUS FOUNDERS GROWTH FUND

                           PROSPECTUS/PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 15, 2002

      This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of Dreyfus Founders Focus Fund ("Focus Fund"), a series of Dreyfus Founders Funds, Inc. ("Dreyfus Founders Funds"), in connection with the solicitation of proxies by the Board of Directors of Dreyfus Founders Funds ("Board") for use at a special meeting of shareholders to be held on February 15, 2002, at 3 p.m., Mountain time, and at any adjournment thereof ("Meeting"). This Proxy Statement will first be mailed to Focus Fund shareholders on or about January 4, 2002.

      As more fully described in this Proxy Statement, the main purpose of the meeting is to vote on a proposed reorganization. In the reorganization, Dreyfus Founders Growth Fund ("Growth Fund"), another series of Dreyfus Founders Funds, would acquire all the assets of Focus Fund in exchange solely for shares of Growth Fund and the assumption by Growth Fund of all of the liabilities of Focus Fund. Those Growth Fund shares would then be distributed to the shareholders of Focus Fund, so that each shareholder of Focus Fund would receive a number of full and fractional Growth Fund shares having an aggregate value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's Focus Fund shares. The Growth Fund shares received by each Focus Fund shareholder would be of the same share class as the shareholder's Focus Fund shares. As soon as practicable following the distribution of shares, Focus Fund would be terminated.

      Growth Fund is a diversified series of Dreyfus Founders Funds, which is an open-end management investment company. Growth Fund's investment objective is to seek long-term growth of capital.

      This Proxy Statement, which should be retained for future reference, sets forth concisely information about the reorganization and Growth Fund that you should know before voting on the reorganization. A Statement of Additional Information, dated December 20, 2001, relating to the reorganization and including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by this reference (that is, the Statement of Additional Information is legally a part of this Proxy Statement). Prospectuses and a Statement of Additional Information (the "SAI") for Growth Fund and Focus Fund, each dated May 1, 2001, and Growth Fund's and Focus Fund's Annual Reports to Shareholders for the fiscal year ended December 31, 2000 and Semiannual Reports to Shareholders for the six months ended June 30, 2001, have been filed with the SEC and are incorporated herein by this reference. Copies of the Prospectuses, the Annual Reports to Shareholders and the Semiannual Reports to Shareholders accompany this Proxy Statement. Copies of the other referenced documents may be obtained without charge by writing to Dreyfus Founders Funds, Inc., P.O. Box 173655, Denver, Colorado 80217-3655, or by calling toll-free 1-800-525-2440.

      The SEC maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, dated December 20, 2001, and other material incorporated by reference, together with other information regarding Growth Fund and Focus Fund (collectively, the "Funds" and, individually, a "Fund").

MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

THE REORGANIZATION............................................................

    Summary...................................................................
    Comparison of Principal Risk Factors .....................................
    The Proposed Transaction..................................................

ADDITIONAL INFORMATION ABOUT FOCUS FUND AND GROWTH FUND.......................

VOTING INFORMATION............................................................

OTHER BUSINESS................................................................

NOTICE TO BANKS, BROKER-DEALERS, AND VOTING TRUSTEES AND THEIR
NOMINEES......................................................................

LEGAL MATTERS.................................................................

FINANCIAL STATEMENTS AND EXPERTS..............................................

APPENDIX A: PLAN OF REORGANIZATION ...........................................

                               THE REORGANIZATION

SUMMARY

      The following is a summary of certain information contained elsewhere in this Proxy Statement, the Prospectuses and SAI of the Funds (which are incorporated herein by reference), and the Plan (as defined below) (which is attached as Appendix A to this Proxy Statement) and is qualified in its entirety by reference thereto.

THE PROPOSED REORGANIZATION

     At a meeting held on November 16, 2001, the Board considered and approved a Plan of Reorganization ("Plan") providing for the following series of transactions (collectively, the "Reorganization"). The Plan provides for the acquisition of all the assets of Focus Fund by Growth Fund, in exchange solely for shares of common stock of Growth Fund and the assumption by Growth Fund of all the liabilities of Focus Fund. Focus Fund then will distribute those shares of Growth Fund to Focus Fund's shareholders, so that each Focus Fund shareholder will receive the number of full and fractional Growth Fund shares that is equal in aggregate value to the value of the shareholder's holdings in Focus Fund as of the day the Reorganization is completed. The Growth Fund shares received by each Focus Fund shareholder will be of the same share class as the shareholder's Focus Fund shares. Focus Fund will be terminated as soon as practicable thereafter.

     As discussed more fully below, the Board believes that the Reorganization will benefit Focus Fund's shareholders. In determining whether the Reorganization will benefit shareholders, the Board considered the following factors: (1) Growth Fund has an investment objective that is substantially similar to the investment objective of Focus Fund; (2) the Funds have similar investment strategies and policies; (3) the portfolio manager of Focus Fund also is the portfolio manager of Growth Fund; (4) the Funds share the same investment adviser; and (5) it also is anticipated that the Reorganization, which will result in a single Fund with a larger combined asset base, may produce certain economies of scale resulting in a lower expense ratio.

     The Reorganization will occur on or about the close of business on February 22, 2002, or at a later date when the Reorganization is approved and all contingencies have been met ("Closing Date").

     For the reasons set forth below under "The Proposed Transaction - Reasons for the Reorganization," the Board, which is composed entirely of directors who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"), has determined unanimously that the Reorganization is in the best interests of Focus Fund and its shareholders, that the terms of the Reorganization are fair and reasonable and that the interests of Focus Fund's shareholders will not be diluted as a result of the Reorganization. Accordingly, the Board recommends approval of the transaction. In addition, the Board, including all of the Independent Directors, has determined that the Reorganization is in the best interests of Growth Fund and its shareholders, that the terms of the Reorganization are fair and reasonable and that the interests of Growth Fund's shareholders will not be diluted as a result of the Reorganization.

COMPARATIVE FEES

The annualized fees and expenses incurred for the six months ended June 30, 2001 by each class of shares of Growth Fund and Focus Fund, and pro forma fees for each class of shares of Growth Fund after giving effect to the Reorganization, are shown below.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)

                                       GROWTH      FOCUS      COMBINED FUND
                                        FUND       FUND        (PRO FORMA)
                                      ---------   --------    --------------
CLASS A
Management Fees                          0.69%      0.85%             0.69%
12b-1 Fees (1)                           0.00%      0.00%             0.00%
Shareholder Services Fee                 0.25%      0.25%             0.25%
Other Expenses                           0.22%      2.93%             0.22%
                                      ---------   --------    --------------

Total Fund Operating Expenses            1.16%      4.03%             1.16%
Less Fee Waivers and Earnings            0.00%      2.53%             0.00%
Credits (2) (3)
                                      ---------   --------    --------------

Total Fund Operating Expenses            1.16%      1.50%             1.16%
(with reimbursements, waivers and
credits) (4)


CLASS B
Management Fees                          0.69%      0.85%             0.69%
12b-1 Fees (1)                           0.75%      0.75%             0.75%
Shareholder Services Fee                 0.25%      0.25%             0.25%
Other Expenses                           0.23%      3.34%             0.23%
                                      ---------   --------    --------------

Total Fund Operating Expenses            1.92%      5.19%             1.92%
Less Fee Waivers and Earnings            0.01%      2.94%             0.01%
Credits (2) (3)
                                      ---------   --------    --------------

Total Fund Operating Expenses            1.91%      2.25%             1.91%
(with reimbursements, waivers and
credits) (4)

                                       GROWTH      FOCUS      COMBINED FUND
                                        FUND       FUND        (PRO FORMA)
                                      ---------   --------    --------------
CLASS C
Management Fees                          0.69%      0.85%             0.69%
12b-1 Fees (1)                           0.75%      0.75%             0.75%
Shareholder Services Fee                 0.25%      0.25%             0.25%
Other Expenses                           0.23%      2.93%             0.23%
                                      ---------   --------    --------------

Total Fund Operating Expenses            1.92%      4.78%             1.92%
Less Fee Waivers and Earnings            0.01%      2.53%             0.01%
Credits (2) (3)
                                      ---------   --------    --------------

Total Fund Operating Expenses            1.91%      2.25%             1.91%
(with reimbursements, waivers and
credits) (4)


CLASS F
Management Fees                          0.69%      0.85%             0.69%
12b-1 Fees (1)                           0.25%      0.25%             0.25%
Shareholder Services Fee                 0.00%      0.00%             0.00%
Other Expenses                           0.38%      3.64%             0.38%
                                      ---------   --------    --------------

Total Fund Operating Expenses            1.32%      4.74%             1.32%
Less Fee Waivers and Earnings            0.01%      3.24%             0.01%
Credits (2) (3)
                                      ---------   --------    --------------

Total Fund Operating Expenses            1.31%      1.50%             1.31%
(with reimbursements, waivers and
credits) (4)

                                      GROWTH       FOCUS     COMBINED FUND
                                       FUND        FUND       (PRO FORMA)
                                      ---------   --------    --------------
CLASS R
Management Fees                         0.69%       0.85%             0.69%
12b-1 Fees (1)                          0.00%       0.00%             0.00%
Shareholder Services Fee                0.00%       0.00%             0.00%
Other Expenses                          0.19%       5.93%             0.19%
                                      --------    --------   ---------------

Total Fund Operating Expenses           0.88%       6.78%             0.88%
(2) (4)
Less Fee Waivers and Earnings            0.00%      5.53%             0.00%
Credits (2) (3)
                                      ---------   --------    --------------

Total Fund Operating Expenses            0.88%      1.25%             0.88%
(with reimbursements, waivers and
credits) (4)




CLASS T
Management Fees                          0.69%      0.85%             0.69%
12b-1 Fees (1)                           0.25%      0.25%             0.25%
Shareholder Services Fee                 0.25%      0.25%             0.25%
Other Expenses                           0.23%      4.87%             0.23%
                                      ---------   --------    --------------

Total Fund Operating Expenses            1.42%      6.22%             1.42%
Less Fee Waivers and Earnings            0.01%      4.47%             0.01%
Credits (2) (3)
                                      ---------   --------    --------------

Total Fund Operating Expenses            1.41%      1.75%             1.41%
(with reimbursements, waivers and
credits) (4)

(1) Long-term shareholders may, over time, indirectly pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

(2) Fund expenses were reduced by expense offsets from credits earned on uninvested cash held overnight at the custodian. For Growth Fund and the Combined Fund (Pro Forma), the amount of these credits were the amounts shown on this line. For Focus Fund, the amount of these credits included in the amounts shown on this line were: Class A - 0.08%, Class B - 0.07%, Class C - 0.08%, Class F - 0.07%, Class R - 0.07% and Class T - 0.06%. The custody agreement pursuant to which these credits were made available may be terminated by the Funds or the custodian on 90 days' notice. The remainder of the amounts shown on this line for Focus Fund (Class A - 2.45%, Class B - 2.87%, Class C - 2.45%, Class F - 3.17%, Class R - 5.46% and Class T - 4.41%) were the result of the fee waivers described in note (3), below.

(3) Founders Asset Management LLC, the Funds' investment adviser, has agreed to limit the total expenses of Focus Fund pursuant to a contractual commitment, so that Total Fund Operating Expenses with reimbursements, waivers, and credits will not exceed 1.50% for Classes A and F, 2.25% for Classes B and C, 1.25% for Class R and 1.75% for Class T. These limits will extend through the date of the Reorganization or, if the Reorganization is not approved, through May 31, 2002. Founders has notified the Board that, if the Reorganization is not approved, Founders does not intend to continue these limits after May 31, 2002.

(4) Since Growth Fund's assets have decreased and its expenses have changed since June 30, 2001, its expense ratios as of December 31, 2001 and for future years are expected to differ from the figures shown. This could result in the expense ratios for certain classes of the combined Fund, particularly smaller share classes such as Class R and Class T, being larger than the expense ratios of the corresponding classes of Focus Fund, due to Focus Fund's expense limitation. However, since Founders does not intend to continue Focus Fund's expense limitation after May 31, 2002 if the Reorganization is not approved, it is expected that the expense ratios of all of the classes of the combined Fund would be less than the expense ratios of the corresponding classes of Focus Fund after that date.

The Reorganization is expected to benefit Founders Asset Management LLC, the Funds' investment adviser ("Founders"), since an effect would be to eliminate the need for Founders to absorb certain expenses of Focus Fund pursuant to the expense limitation described in note (3) above.

EXAMPLES OF EFFECT ON FUND EXPENSES

      The examples below are intended to help you compare the cost of investing in Focus Fund with the cost of investing in Growth Fund, as well as the cost of investing in Growth Fund assuming the Reorganization has been completed.

      The examples assume that you invest $10,000 in each class of shares of the specified Fund for the time periods indicated and, except as otherwise noted, that you redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% annual return, that all dividends and other distributions are reinvested and that the Funds' operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------
CLASS A
                             ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
Growth Fund                    $686         $922        $1,177       $1,903
Focus Fund                     $957        $1,731       $2,521       $4,563

Combined Fund                  $686         $922        $1,177       $1,903
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CLASS B
                             ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
Growth Fund with               $595         $903        $1,237       $2,243
redemption
without redemption             $195         $603        $1,037       $2,243
Focus Fund with redemption     $919        $1,853       $2,783       $5,141
without redemption             $519        $1,553       $2,583       $5,141

Combined Fund with             $595         $903        $1,237       $2,243
redemption
without redemption             $195         $603        $1,037       $2,243
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CLASS C
                             ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
Growth Fund with               $295         $603        $1,037       $2,243
redemption
without redemption             $195         $603        $1,037       $2,243
Focus Fund with redemption     $579        $1,439       $2,403       $4,833
without redemption             $479        $1,439       $2,403       $4,833

Combined Fund with             $295         $603        $1,037       $2,243
redemption
without redemption             $195         $603        $1,037       $2,243
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CLASS F
                             ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
Growth Fund                    $134         $418         $723        $1,590
Focus Fund                     $475        $1,428       $2,385       $4,802

Combined Fund                  $134         $418         $723        $1,590
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CLASS R
                             ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
Growth Fund                    $90          $281         $488        $1,084
Focus Fund                     $672        $1,980       $3,242       $6,206

Combined Fund                  $90          $281         $488        $1,084
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CLASS T
                             ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
Growth Fund                    $588         $879        $1,191       $2,075
Focus Fund                    $1,040       $2,200       $3,331       $6,040

Combined Fund                  $588         $879        $1,191       $2,075
-------------------------------------------------------------------------------

FORM OF ORGANIZATION

      Each Fund is a separate series of Dreyfus Founders Funds, an open-end, management investment company that was organized as a Maryland corporation on June 19, 1987. Dreyfus Founders Funds' Articles of Incorporation authorize the Board to issue up to 3 billion shares, par value $0.01 per share. Of the authorized shares of Dreyfus Founders Funds, 300 million have been allocated to Focus Fund and 750 million have been allocated to Growth Fund. Neither Fund is required to (nor does it) hold annual shareholder meetings.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

      Founders serves as the investment adviser to both Funds. In this capacity, Founders supervises all aspects of both Funds' operations and administration. Founders is a 90%-owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation, a publicly owned multi-bank holding company that provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Funds, including the services provided by Founders, are subject to the supervision and general oversight of the Board.

      John B. Jares CFA, Vice President of Investments, has been the portfolio manager of both Funds since November 2001. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to November 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and, thereafter, a co-portfolio manager at Founders from 1994 to 1997.

      From December 1998 to November 2001, Growth Fund was managed by two portfolio managers, one of whom also served as the portfolio manager of Focus Fund from its inception in December 1999 until November 2001.

      For its services in managing each Fund's assets, Founders is paid an investment management fee according to the following fee schedules.

FOCUS FUND

   ON AVERAGE DAILY NET
    ASSETS IN EXCESS OF         BUT NOT EXCEEDING             ANNUAL FEE
   --------------------         -----------------             ----------
            $ 0                    $250,000,000                  0.85%
        250,000,000                500,000,000                   0.80%
        500,000,000                  --------                    0.75%

GROWTH FUND

   ON AVERAGE DAILY NET
    ASSETS IN EXCESS OF         BUT NOT EXCEEDING             ANNUAL FEE
   --------------------         -----------------             ----------

            $ 0                    $30,000,000                   1.00%
        30,000,000                 300,000,000                   0.75%
        300,000,000                500,000,000                   0.70%
        500,000,000                  --------                    0.65%

      For the fiscal year ended December 31, 2000, Focus Fund and Growth Fund paid investment management fees of 0.85% and 0.67%, respectively, of their respective average net assets. For the six months ended June 30, 2001, Focus Fund and Growth Fund paid annualized investment management fees of 0.85% and 0.69%, respectively, of their respective average net assets. Following the Reorganization, the initial management fee for the combined Fund, based on June 30, 2001 information, is estimated to be 0.69% of its average net assets.

      The Funds have entered into shareholder services agreements with Founders, pursuant to which Founders provides certain shareholder-related and transfer agent services to the Class F shareholders of the Funds. Out of this fee, Founders pays the fees charged by Investors Trust Company, the Funds' transfer agent for Class F shares ("ITC"). ITC, located at 801 Pennsylvania, Kansas City, Missouri 64105, also serves as the Funds' dividend disbursing and redemption agent for Class F shares. Dreyfus Transfer, Inc., P.O. Box 9671, Providence, Rhode Island 02940, serves as transfer, dividend disbursing and redemption agent for the Funds' Class A, B, C, R and T shares. State Street Bank and Trust Company, located at 801 Pennsylvania, Kansas City, Missouri 64105, serves as the Funds' custodian.

      Founders also performs portfolio accounting services for the Funds, which include, among other duties, calculating net asset value ("NAV"), monitoring compliance with regulatory requirements, and reporting. In addition, Founders provides office space and facilities for the Funds and pays the salaries, fees and expenses of all Fund officers and other employees connected with the operation of Dreyfus Founders Funds. All of the Funds' officers are affiliated with Founders.

      Dreyfus Service Corporation ("DSC"), located at 200 Park Avenue, New York, New York 10166, is the distributor for both Funds. DSC's ultimate parent is Mellon Financial Corporation.

INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives and policies of the Funds are set forth below. Each Fund's investment objective may be changed only if approved by a vote of its shareholders. Growth Fund has an investment objective similar to that of Focus Fund in that each Fund seeks long-term growth of capital, generally by investing in larger companies. Each Fund may invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country. Both Funds may use options, futures, forward contracts and a variety of other financial instruments for risk management and certain investment purposes. There can be no assurance that either Fund will achieve its investment objective.

      GROWTH FUND. Growth Fund has an investment objective of long-term growth of capital. To pursue this goal, the Fund normally invests at least 65% of its total assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more.

      FOCUS FUND. Focus Fund's investment objective also is long-term growth of capital. To pursue this goal, the Fund normally invests in a concentrated portfolio of 20-30 common stocks that are selected for their long-term growth potential. Although the Fund can invest in any size company, it generally invests in larger, more established companies.

      The primary difference between the two Funds is that Growth Fund is a diversified Fund, whereas Focus Fund is a non-diversified Fund. This means that Focus Fund may own larger positions in securities of a smaller number of issuers than Growth Fund. Thus, an increase or decrease in the value of a single issuer's security may have a greater impact on Focus Fund's net asset value and total return than it would on a more diversified portfolio such as that of Growth Fund. As a result, while Focus Fund may offer greater opportunity for higher investment returns, it also may involve greater risk of loss. Focus Fund's share prices may also be more volatile than those of a diversified fund such as Growth Fund.

      OTHER POLICIES OF BOTH FUNDS. Each Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in illiquid securities, including securities that are not readily marketable. Each Fund may also invest in securities that are subject to restrictions on resale pursuant to Rule 144A under the Securities Act of 1933, as amended. When market or economic conditions are unfavorable, each Fund may assume a defensive position by temporarily investing up to 100% of its assets in cash and cash equivalents, including high-quality money market instruments such as U.S. government obligations, commercial paper, bank obligations, or repurchase agreements, seeking to protect its assets until conditions stabilize. Both Funds also may enter into repurchase agreements that mature in more than seven days and may be considered illiquid.

OPERATIONS OF GROWTH FUND FOLLOWING THE REORGANIZATION

      As indicated above, the investment objectives and policies of the two Funds are substantially similar. Based on its review of the investment portfolios of each Fund, Founders believes that all of the assets held by Focus Fund will be consistent with the investment policies of Growth Fund, and thus can be transferred to and held by Growth Fund if the Reorganization is approved.

      As discussed above, Founders, 2930 East Third Avenue, Denver, Colorado 80206, serves as investment adviser to both Funds and will continue to perform its investment management and other responsibilities after the Reorganization. In addition, the directors and officers of Dreyfus Founders Funds, who currently act for both Funds, and their common distributor and other outside agents will continue to serve in their current capacities. For a description of the Board and officers, see the SAI under the caption "Directors and Officers."

SHARE CLASSES AND SALES CHARGES

      Each Fund offers six classes of shares: Classes A, B, C, F, R and T. Each share class has its own fee structure, as described below, which is the same for both Funds. In some cases, you may not have to pay a sales charge to buy or sell shares. Consult your financial representative or the SAI to see whether this may apply to you. Class A, B, C, R and T shares are designed primarily for investors who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Class F shares generally can be purchased only by certain persons or entities who have continuously maintained a Dreyfus Founders Fund account since December 30, 1999.

o CLASS A SHARES may be appropriate if you prefer to pay a Fund's sales charge when you purchase shares rather than upon the sale of your shares, if you want to take advantage of the reduced sales charges available on larger investments, and/or if you have a longer-term investment horizon. Class A shares are subject to a maximum front-end sales charge of 5.75% of the offering price. In addition, Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year after purchase are subject to a 1% contingent deferred sales charge ("CDSC"). Class A shares also carry an annual shareholder services fee of 0.25% of the class's average daily net assets. Because Class A has lower expenses than Class T, you should consider buying Class A shares if you plan to invest $1 million or more in either Fund.

o CLASS B SHARES may be appropriate if you wish to avoid a front-end sales charge, if you want to put 100% of your investment dollars to work immediately, and/or if you have a longer-term investment horizon. Class B shares convert automatically to Class A shares after the Class B shares are held for six years. A CDSC of up to 4.00% is imposed on redemptions made within six years of purchase. Class B shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net assets.

o CLASS C SHARES may be appropriate if you wish to avoid a front-end sales charge, if you want to put 100% of your investment dollars to work immediately, and/or if you have a shorter-term investment horizon. A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net assets.

o CLASS F SHARES generally can be purchased only by certain persons or entities who have continuously maintained a Fund account since December 30, 1999. Class F shares carry an annual Rule 12b-1 fee of 0.25%.

o CLASS R SHARES are designed for eligible institutions on behalf of their clients. Individuals may not purchase these shares directly. Class R shares do not carry any sales charge, Rule 12b-1 fee, or shareholder services fee.

o CLASS T SHARES may be appropriate if you prefer to pay a Fund's sales charge when you purchase shares rather than upon the sale of your shares, if you want to take advantage of the reduced sales charges available on larger investments, and if you have a shorter-term investment horizon. Class T shares are subject to a maximum front-end sales charge of 4.50% of the offering price. In addition, Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year after purchase are subject to a 1% contingent deferred sales charge ("CDSC"). Class T shares also carry an annual Rule 12b-1 fee of 0.25% and a shareholder services fee of 0.25% of the class's average daily net assets.

THE FRONT-END SALES CHARGES AND CDSCS DESCRIBED ABOVE WILL NOT BE IMPOSED IN CONNECTION WITH THE ISSUANCE OF GROWTH FUND SHARES TO FOCUS FUND SHAREHOLDERS IN THE REORGANIZATION. HOWEVER, WHERE APPLICABLE, THE CDSCS WILL APPLY UPON REDEMPTION OF GROWTH FUND SHARES RECEIVED IN THE REORGANIZATION AND THE FRONT-END SALES CHARGES WILL APPLY TO SUBSEQUENT PURCHASES OF GROWTH FUND SHARES.

      BUYING SHARES. The NAV of each class is generally calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is accepted by the Funds' transfer agent or other authorized entity. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed. For a more complete discussion of share purchases, see "About Your Investment" in the Dreyfus Founders Funds Class F Prospectus, dated May 1, 2001 or, with respect to Class A, B, C, R and T shares, "Your Investment" in Growth Fund's Prospectus dated May 1, 2001.

      SELLING SHARES. You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Dreyfus Founders Funds' transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.

      To keep your CDSC as low as possible, each time you request to sell shares, the Fund will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult the SAI for details.

      Although Dreyfus Founders Funds' Articles of Incorporation authorize a redemption charge, it has no intention currently to impose this charge. Although Dreyfus Founders Funds reserves the right to redeem shares of both Funds by delivery of readily marketable securities, it has obligated itself during any 90-day period to redeem shares for any one shareholder solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of that period. In the event of a redemption in kind, the investor will incur brokerage costs in converting the securities into cash. For a more complete discussion of share redemption procedures, see "Redemption of Shares" in the SAI.

      Focus Fund shares will no longer be available for purchase beginning January 1, 2002. Redemptions of Focus Fund's shares may be effected through the Closing Date.

      EXCHANGE RIGHTS. Class F shares of each Fund are exchangeable for Class F shares of other Dreyfus Founders Funds which are open to new investors on the basis of their respective NAVs per share at the time of the exchange. After the Reorganization, Class F shares of Growth Fund will continue to have those same exchange rights.

      With respect to Class A, B, C, R and T shares, shareholders can exchange shares worth $500 or more (no minimum for retirement accounts) from one class of a Fund into the same class of another Dreyfus Founders Fund or Dreyfus Premier Fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange in writing or by phone, or by contacting your financial representative. There is currently no fee for exchanges, although you may have to pay an additional sales charge when exchanging into any fund that has a higher sales charge.

DIVIDENDS AND OTHER DISTRIBUTIONS

      Each Fund earns investment income in the form of dividends and interest on its investments. Dividends are automatically reinvested in additional shares of a Fund at the NAV on the ex-dividend date unless you have requested otherwise.

      Each Fund also realizes capital gains and losses when it sells securities or derivative instruments for more or less than it paid. If total gains on these sales exceed total losses (including losses carried forward from previous years), a Fund has net realized capital gains. Any net realized capital gains, after utilization of capital loss carryforwards, are distributed to shareholders each December. Capital gain distributions are automatically reinvested in shares of the distributing Fund at the NAV on the ex-distribution date unless otherwise requested. Dividends and other distributions are paid to holders of shares on the record date of the distribution regardless of how long a Fund's shares have been held by the shareholder. Each Fund intends to distribute substantially all investment company taxable income and net realized capital gains.

      On or before the Closing Date, Focus Fund will declare as a distribution substantially all of its net investment income and realized net capital gains, if any, and distribute that amount plus any previously declared but unpaid distributions, in order to continue to maintain its tax status as a regulated investment company. To the extent Focus Fund sells securities prior to the Closing Date, it may recognize net gains or losses. Any net recognized gains would increase the amount of any distribution made to shareholders of Focus Fund prior to the Closing Date.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

      On the Closing Date of the Reorganization, Dreyfus Founders Funds will receive an opinion of its special counsel, Kirkpatrick & Lockhart LLP, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund will recognize any gain or loss for federal income tax purposes as a result of the Reorganization, nor will the shareholders of either Fund. See "The Proposed Transaction - Federal Income Tax Considerations," below.

COMPARISON OF PRINCIPAL RISK FACTORS

      An investment in each Fund is subject to specific risks arising from the types of securities in which it invests as well as to general risks arising from investing in any mutual fund. The principal specific risks associated with investing in the Funds include the following:

      STOCK MARKET RISK. The values of the stocks and other securities owned by the Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not Founders' assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the Funds' portfolios may not increase in value, and could decrease in value.

      INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Funds' growth style of investing, and the Funds' returns may vary considerably from other equity funds using different investment styles.

      SECTOR RISK. Securities of companies within specific sectors of the economy can perform differently from the overall market. The technology sector's performance in recent years is an example. Certain sectors may perform differently from the broader market due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Funds may own more securities in certain industry sectors than others, the Funds' performance may be more susceptible to any developments which affect those sectors emphasized by the Funds.

      FOREIGN INVESTMENT RISK. Each Fund may invest up to 30% of its total assets in foreign securities. Investments in foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. In addition, there may be less governmental supervision of foreign stock exchanges, security brokers, and issuers of securities. Moreover, there is generally less publicly available information about foreign companies and other foreign issuers than is available about companies and issuers in the United States. Foreign issuers also are generally subject to fewer uniform accounting, auditing and financial reporting standards, practices and requirements as compared to those applicable to U.S. issuers. Foreign markets have substantially less volume than U.S. markets and are not generally as liquid as, and may be more volatile than, those in the United States.

Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer. With respect to certain foreign countries, investments may be subject to the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of cash or other assets of a Fund, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

      ADDITIONAL RISKS

      ADRS. Each Fund may invest without limit in American Depositary Receipts and American Depositary Shares (collectively, "ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to some of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

      TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of each Fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund also could hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

      PORTFOLIO TURNOVER. The Funds do not have any limitations regarding portfolio turnover. A Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The Funds' portfolio turnover rates may be higher than those of some other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. In addition, if a Fund realizes capital gains when it sells portfolio investments, it generally must distribute those gains to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of a Fund for shareholders with taxable accounts.

      MORE ABOUT RISK. Like all investments in securities, you risk losing money by investing in a Fund. The Funds' investments are subject to changes in their value from a number of factors.

o COMPANY RISK. The stocks in a Fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.

      COMPARISON BETWEEN THE FUNDS. Because Focus Fund's investment objective and policies are substantially similar to those of Growth Fund, an investment in Focus Fund is subject to many of the same specific risks as an investment in Growth Fund. However, Focus Fund is a "non-diversified" fund, which means that it may own larger positions in securities of a smaller number of issuers than portfolios that are "diversified" like that of Growth Fund. To the extent that Focus Fund owns larger positions in a smaller number of issuers, it will incur a higher degree of the investment risks associated with those investments, an increase or decrease in the value of a single issuer's security may have a greater impact on Focus Fund's NAV, and Focus Fund's share prices may be more volatile than those of a diversified fund, including those of Growth Fund. Although Growth Fund's investment portfolio may be traded without regard to the time investments are held, its portfolio turnover rate has generally been lower than that of Focus Fund since the Focus Fund's inception on December 31, 1999. If this historical pattern continues, Focus Fund might have higher brokerage fees and be more likely than Growth Fund to experience accelerated recognition of capital gains.

THE PROPOSED TRANSACTION

REORGANIZATION PLAN

      The terms and conditions under which the proposed transaction will be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached as Appendix A to this Proxy Statement.

      The Plan provides for (a) the acquisition by Growth Fund on the Closing Date of all the assets of Focus Fund in exchange solely for Growth Fund shares and the assumption by Growth Fund of all of Focus Fund's liabilities and (b) the distribution of those Growth Fund shares to the shareholders of Focus Fund.

      The assets of Focus Fund to be acquired by Growth Fund include all cash, cash equivalents, securities, commodities and future interests, dividend and interest receivables, claims and rights of action owned by Focus Fund, and any deferred or prepaid expenses shown as assets on Focus Fund's books. Growth Fund will assume from Focus Fund all liabilities, debts, obligations, expenses, costs, charges and reserves of Focus Fund as of the Valuation Time (defined below); however, Focus Fund will endeavor to discharge all of its known liabilities and obligations and duties before the Closing Date. Growth Fund will deliver its shares to Focus Fund, which will distribute the shares to Focus Fund's shareholders.

      The value of Focus Fund's net assets to be acquired by Growth Fund and the NAV per share of the Growth Fund shares to be exchanged for those assets will be determined as of the close of trading on the floor of the New York Stock Exchange on the Closing Date ("Valuation Time"), using the valuation procedures set forth in Dreyfus Founders Funds' Articles of Incorporation and in the Funds' then-current Prospectus and SAI. Focus Fund's net asset value shall be the value of its net assets to be acquired by Growth Fund, less the amount of Focus Fund's liabilities, as of the Valuation Time.

      As soon after consummation of the Reorganization as is conveniently possible, Focus Fund will distribute the Growth Fund shares it receives pro rata to its shareholders of record as of the Valuation Time, so that each Focus Fund shareholder will receive a number of full and fractional Growth Fund shares equal in aggregate value to the shareholder's holdings in Focus Fund. The Growth Fund shares received by each Focus Fund shareholder will be of the same share class as the shareholder's Focus Fund shares. The shares will be distributed by opening accounts on the books of Growth Fund in the names of the Focus Fund shareholders and by transferring to those accounts, pro rata, the Growth Fund shares received by Focus Fund in the Reorganization. Fractional shares in Growth Fund will be rounded to the third decimal place. Focus Fund will be terminated as soon as reasonably practicable after the Reorganization.

      Because Growth Fund shares will be issued at NAV in exchange for the net assets of Focus Fund, the aggregate value of Growth Fund shares issued to Focus Fund shareholders will equal the aggregate value of Focus Fund shares. The NAV per share of Growth Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

      Any transfer taxes payable upon issuance of Growth Fund shares in a name other than that of the registered Focus Fund shareholder will be paid by the person to whom those shares are to be issued as a condition of such transfer. Any reporting responsibility of Focus Fund to a public authority will continue to be its responsibility until it is dissolved.

      The expenses of the Reorganization, including professional fees and the cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, together with the cost of any supplementary solicitation, will be borne by Founders.

      The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by either Fund. In addition, the Plan may be amended in any manner determined by the Board, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the interests of Focus Fund's shareholders.

REASONS FOR THE REORGANIZATION

      The Board, which is composed entirely of Independent Directors, has determined that the Reorganization is in the best interests of each Fund and its shareholders, that the terms of the Reorganization are fair and reasonable, and that the interests of each Fund's shareholders will not be diluted as a result of the Reorganization.

      In approving the Reorganization, the Board, on behalf of each Fund, considered a number of factors, including the following:

     o the compatibility of the Funds' investment objectives, policies and restrictions;

     o the portfolio manager of Focus Fund also is the portfolio manager of Growth Fund;

     o    the Funds share the same investment adviser;

     o the effect of the Reorganization on the Funds' expected investment performance;

     o the effect of the Reorganization on the expense ratio of each Fund relative to its current expense ratio;

     o the fact that Founders is bearing all of the expenses of the Reorganization;

     o    the tax consequences of the Reorganization; and

     o the potential benefits of the Reorganization to Founders and Fund shareholders.

      The Reorganization was recommended to the Board on behalf of each Fund by Founders at a meeting of the Board held on November 16, 2001. In recommending the Reorganization, Founders advised the Board that because combining the two Funds would result in a single fund with a larger combined asset base, the result may be a lower expense ratio for Focus Fund shareholders. Further, the Board was advised that the Reorganization would promote more efficient portfolio management because it would create a single larger portfolio of securities of large capitalization companies rather than two smaller portfolios of such securities.

DESCRIPTION OF SECURITIES TO BE ISSUED

      Both Funds are series of Dreyfus Founders Funds. Dreyfus Founders Funds is registered with the SEC as an open-end management investment company. It has an authorized capitalization of three billion shares of common stock (par value $0.01 per share). Shares of each Fund entitle their holders to one vote per full share and fractional votes for fractional shares held.

      Neither Fund holds annual meetings of shareholders, although the directors will call a meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or Dreyfus Founders Funds' Articles of Incorporation.

      The rights of shareholders of each Fund with respect to shareholder meetings, inspection of shareholder lists and distributions on liquidation of a Fund are identical.

TEMPORARY SUSPENSION OF CERTAIN OF FOCUS FUND'S INVESTMENT RESTRICTIONS

      Because certain of Focus Fund's existing investment restrictions could preclude Focus Fund from consummating the Reorganization in the manner contemplated in the Plan, Focus Fund shareholders are requested to authorize the temporary suspension of certain investment restrictions which restrict Focus Fund's ability to invest 25% or more of the value of its total assets in the securities of issuers in any single industry, as set forth in the SAI, and the temporary suspension of any other investment restriction of Focus Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of Focus Fund's investment restrictions will not affect the investment restrictions of Growth Fund. A vote in favor of the Reorganization is deemed to be a vote in favor of the temporary suspensions.

FEDERAL INCOME TAX CONSIDERATIONS

      The exchange of Focus Fund's assets for Growth Fund shares and Growth Fund's assumption of Focus Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code. On the Closing Date, Dreyfus Founders Funds will receive an opinion of its special counsel, Kirkpatrick & Lockhart LLP, substantially to the effect that:

o Growth Fund's acquisition of Focus Fund's assets in exchange solely for Growth Fund shares and Growth Fund's assumption of Focus Fund's liabilities, followed by Focus Fund's distribution of those shares pro rata to its shareholders constructively in exchange for their Focus Fund shares, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Internal Revenue Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

o A Focus Fund shareholder will recognize no gain or loss on the constructive exchange of all of its Focus Fund shares solely for Growth Fund shares pursuant to the Reorganization;

o A Focus Fund shareholder's aggregate basis for the Growth Fund shares to be received by it in the Reorganization will be the same as the aggregate basis for its Focus Fund shares to be constructively surrendered in exchange for those Growth Fund shares, and its holding period for those Growth Fund shares will include its holding period for those Focus Fund shares, provided they are held as capital assets by the shareholder on the Closing Date;

o Focus Fund will recognize no gain or loss on the transfer to Growth Fund of its assets in exchange solely for Growth Fund shares and Growth Fund's assumption of Focus Fund's liabilities or on the subsequent distribution of those shares to Focus Fund's shareholders in constructive exchange for their Focus Fund shares;

o Growth Fund will recognize no gain or loss on its receipt of the transferred assets in exchange solely for Growth Fund shares and its assumption of Focus Fund's liabilities; and

o Growth Fund's basis for the transferred assets will be the same as the basis thereof in Focus Fund's hands immediately before the Reorganization, and Growth Fund's holding period for those assets will include Focus Fund's holding period therefor.

      The tax opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      NEITHER FOCUS FUND NOR GROWTH FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS, NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Shareholders of Focus Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

The following table shows the capitalization of each class of each Fund as of June 30, 2001, and on a pro forma combined basis (unaudited) as of June 30, 2001, giving effect to the Reorganization:

                                    GROWTH          FOCUS   COMBINED (PRO FORMA)
                                    ------          -----   --------------------

Net Assets - Class A           $13,789,480       $109,471            $13,898,951
Net Asset Value Per Share           $11.29          $6.87                 $11.29
Shares Outstanding - Class A     1,221,168         15,933              1,230,863

Net Assets - Class B           $21,874,429       $349,706            $22,224,135
Net Asset Value Per Share           $11.17          $6.80                 $11.17
Shares Outstanding - Class B     1,958,702         51,448              1,990,016

Net Assets - Class C            $3,638,116        $40,450             $3,678,566
Net Asset Value Per Share           $11.17          $6.79                 $11.79
Shares Outstanding - Class C       325,637          5,956                329,258

Net Assets - Class F        $1,043,067,592     $2,368,536         $1,045,436,128
Net Asset Value Per Share           $11.29          $6.88                 $11.29
Shares Outstanding - Class F    92,396,720        344,376             92,606,529

Net Assets - Class R            $1,651,444           $566             $1,652,010
Net Asset Value Per Share           $11.35          $7.08                 $11.35
Shares Outstanding - Class R       145,513             80                145,563

Net Assets - Class T              $649,486         $9,217               $658,703
Net Asset Value Per Share           $11.26          $6.93                 $11.26
Shares Outstanding - Class T        57,662          1,330                 58,480


      REQUIRED  VOTE.   Approval  of  the  Reorganization  Plan  requires  the
affirmative vote of a majority of the outstanding  voting  securities of Focus
Fund.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS
                                    PROPOSAL

------------------------------------------------------------------------------

           ADDITIONAL INFORMATION ABOUT FOCUS FUND AND GROWTH FUND

      Information about Growth Fund and Focus Fund is incorporated by reference into this Prospectus/Proxy Statement from the Growth Fund and Focus Fund's prospectuses, dated May 1, 2001, forming a part of the registration statement on Form N-1A (File No. 2-17531).

      Each Fund is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance with those requirements files reports, proxy material and other information with the SEC. These reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, the Midwest Regional office of the SEC, Northwest Atrium Center, 500 West Madison Street, Suite 400, Chicago, Illinois 60611, and the Northeast Regional Office of the SEC, 233 Broadway, New York, New York 10279. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20459 at prescribed rates.


                               VOTING INFORMATION

      A majority of Focus Fund's shares outstanding on December 18, 2001 ("Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, any officer entitled to preside at, or act as a secretary of, the Meeting shall have the power to adjourn the Meeting until a quorum is present or represented.

      Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issue before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum and in calculating the votes cast at the Meeting if the beneficial owner has executed and timely delivered the necessary instructions for the broker or fiduciary to vote the shares, or if the broker or fiduciary has and exercises discretionary voting power.

      Without notice other than announcement at the Meeting, the presiding officer may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to approve the proposal. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on the proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of the proposal and will vote against adjournment those shares which they are required to vote against the proposal.

      The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if your proxy card is received properly dated and executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date, and return the proxy card, but give no voting instructions, your shares will be voted IN FAVOR of the proposal and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by Dreyfus Founders Funds prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

      In order to reduce costs, the notices to a shareholder having more than one account in Focus Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.

      Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote using either of these methods, you will need the 12-digit "control" number(s) that appears on your proxy card(s). To vote via the Internet, please access WWW.PROXYVOTE.COM on the World Wide Web. To vote by telephone, please call the toll-free number listed on the enclosed proxy card(s).

      The Internet voting procedures are designed to authenticate your identity, to allow you to give your voting instructions, and to confirm that your instructions have been recorded properly. If you vote online, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which you must bear.

      As of the Record Date, Focus Fund had the following shares of common stock outstanding:

Class A           _______________ shares
Class B           _______________ shares
Class C           _______________ shares
Class F           _______________ shares
Class R           _______________ shares
Class T           _______________ shares

      The cost of the solicitation of proxies will be borne by Founders. Solicitation will be made primarily by mail but also may be made by telephone or oral communications by representatives of Founders, who will not receive any compensation for these activities from either Fund, or by Georgeson Shareholder Communications Inc. ("GSC"), professional proxy solicitors, who will be paid fees and expenses of up to approximately $5,000 for soliciting services. If votes are recorded by telephone, GSC will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded.

      The following table sets forth, as of the Record Date, the share ownership of those shareholders who owned of record 5% or more of any class of a Fund's issued and outstanding common stock:

--------------------------------------------------------------------------------
NAME AND ADDRESS OF RECORD             FUND                  AMOUNT OWNED
         OWNER (1)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
All  directors and officers
as a group
--------------------------------------------------------------------------------

(1) Dreyfus Founders Funds does not know of any person who, as of the Record Date, owned beneficially 5% or more of the shares of either Fund. Directors and officers of Dreyfus Founders Funds owned, in the aggregate, less than 1% of the shares of Growth Fund.

      VOTE REQUIRED. Approval of the Plan of Reorganization discussed above requires the affirmative vote of a majority of the outstanding voting securities of Focus Fund. All classes of shares will vote together as a single class. Each outstanding full share of Focus Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote.

                                 OTHER BUSINESS

      The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

   NOTICE TO BANKS, BROKER-DEALERS, AND VOTING TRUSTEES AND THEIR NOMINEES

      Please advise Focus Fund, 2930 East Third Avenue, Denver, Colorado 80206, whether other persons are beneficial owners of shares for which proxies are being solicited, and, if so, the number of copies of this Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                                  LEGAL MATTERS

      Certain legal matters in connection with the issuance of Growth Fund shares as part of the Reorganization will be passed upon by Growth Fund's special counsel, Kirkpatrick & Lockhart LLP.

                        FINANCIAL STATEMENTS AND EXPERTS

      The audited financial statements of the Funds, incorporated herein by reference and incorporated by reference or included in the SAI, have been audited by PricewaterhouseCoopers LLP, independent accountants for the Funds, whose reports thereon are included in the Funds' Annual Reports to Shareholders for the fiscal year ended December 31, 2000. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated herein by reference in reliance on their reports given on their authority as experts in auditing and accounting matters.

                             PLAN OF REORGANIZATION


            THIS PLAN OF REORGANIZATION (the "Plan") is made by DREYFUS FOUNDERS FUNDS, INC., a Maryland corporation, with a principal place of business at 2930 East Third Avenue, Denver, Colorado 80206 (the "Company"), on behalf of DREYFUS Founders Focus Fund (the "Acquired Fund") and DREYFUS Founders Growth Fund (the "Acquiring Fund"), each a duly established and designated segregated portfolio of assets ("series") of the Company, and is effective as of the date of its adoption by the Company's board of directors. (The Acquired Fund and the Acquiring Fund are sometimes herein referred to individually as a "Fund" and collectively as the "Funds.")

            WHEREAS, the Company wishes to effect a reorganization described in section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"), which will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock, par value $.01 per share, of the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in termination of the Acquired Fund as provided herein (collectively, the "Reorganization"), all upon the terms and conditions set forth in this Plan;

            WHEREAS, the Company intends this Plan to be a "plan of reorganization" within the meaning of the regulations under the Code;

            WHEREAS, the Company is a registered, open-end management investment company, and at the time of the Reorganization contemplated herein the Acquired Fund will own securities that are of the character in which the Acquiring Fund is permitted to invest; and

            WHEREAS, the Board of Directors of the Company (the "Board") has determined that the Reorganization is in the best interests of each Fund and its shareholders and that the interests of the existing shareholders of each Fund would not be diluted as a result of the Reorganization.

            NOW, THEREFORE, in consideration of the premises, conditions and covenants hereinafter set forth, the Company shall effect this Plan in the following manner:

      1.    THE REORGANIZATION.

            1.1. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein:

                  (a) The Acquired Fund shall assign, transfer and convey to the Acquiring Fund at the Closing (as provided for in paragraph 3.1) all of the Assets (as defined in paragraph 1.2).

                  (b) In exchange therefor, the Acquiring Fund shall at the Closing (i) issue and deliver to the Acquired Fund the number of full and fractional (to the third decimal place) Class A, Class B, Class C, Class F, Class R and Class T Acquiring Fund Shares determined by dividing, respectively, the aggregate net asset value of each such Class of the Acquired Fund (computed as set forth in paragraph 2.1) by the net asset value (computed as set forth in paragraph 2.2) of one Acquiring Fund Share of that Class and (ii) assume the Liabilities (as defined in paragraph 1.3). In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall cause its transfer agent to credit the Acquiring Fund Shares to the Acquired Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

            1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all property, including without limitation all cash, cash equivalents, securities, commodities and futures interests, dividend and interest receivables, claims and rights of action that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as assets on the books of the Acquired Fund, on the Closing Date (as defined in paragraph 3.1). The Assets shall be invested at all times through the Closing in a manner that ensures compliance with paragraph 4.1(k).

            (b) The Acquired Fund has provided the Acquiring Fund with a list of all of its property as of the date of adoption of this Plan. The Acquired Fund reserves the right to sell any of these assets. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of any assets on such list that do not conform to the Acquiring Fund's investment objective, policies and restrictions or that the Acquiring Fund otherwise does not desire to hold. The Acquired Fund will dispose of such assets prior to the Closing Date to the extent practicable and to the extent the Acquired Fund would not be affected adversely by such a disposition. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested to do so by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

            1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. At the Closing, the Acquiring Fund shall assume all liabilities, debts, obligations, expenses, costs, charges and reserves of the Acquired Fund as of the Valuation Time (as defined in paragraph 2.1) (collectively, the "Liabilities"). Without limiting the generality of the foregoing, the Liabilities shall include the obligation to indemnify the directors and officers of the Company with respect to the Acquired Fund to the extent provided in the Company's Articles of Incorporation dated June 19, 1987, as amended (the "Articles of Incorporation"), and By-Laws, as amended (the "By-Laws").

            1.4. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 ("State Street"), the Acquiring Fund's custodian (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to the Acquiring Fund at the Valuation Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

            1.5. The Acquired Fund will pay or transfer or cause to be paid or transferred to the Acquiring Fund any dividends, interest, distributions, rights or other assets received by the Acquired Fund on or after the Closing Date as distributions on or with respect to any of the Assets. Any such dividends, interest, distributions, rights, or other assets so paid or transferred, or received directly by the Acquired Fund, shall be allocated by the Acquired Fund to the account of the Acquiring Fund, and shall be deemed included in the Assets and shall not be separately valued.

            1.6. As soon after the Closing as is conveniently possible, the Company will distribute pro rata to the Acquired Fund's shareholders of record determined as of the Valuation Time (the "Acquired Fund Shareholders") the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1. Such distribution will be accomplished by transferring the Acquiring Fund Shares in each share Class then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts in the corresponding Classes on such books in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional Acquiring Fund Shares of the respective Class to which each such Acquired Fund Shareholder is entitled. For these purposes, each Class A, Class B, Class C, Class F, Class R and Class T

Acquired Fund Shareholder shall be entitled to receive that number of full and fractional (to the third decimal place) Acquiring Fund Shares of the corresponding Class equal to the net asset value of shares of common stock of the Acquired Fund, par value $.01 per share (the "Acquired Fund Shares"), of that Class held by the shareholder as of the Valuation Time (determined in accordance with paragraph 2.1) divided by the net asset value of one Acquiring Fund Share of that Class as of the Valuation Time (determined in accordance with paragraph 2.2). All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund simultaneously with the distribution provided for above. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agents.

            1.7. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

            1.8. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

      2.    VALUATION.

            2.1. The value of the Assets and the amount of the Liabilities, and the net asset value of an Acquired Fund Share, shall each be computed as of the close of trading on the floor of the New York Stock Exchange ("NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Time"), using the valuation procedures set forth in the Articles of Incorporation and the Acquired Fund's then-current prospectus or statement of additional information.

            2.2. The net asset value of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in the Articles of Incorporation and the Acquiring Fund's then-current prospectus or statement of additional information.

            2.3. All computations and calculations of value shall be made by Founders Asset Management LLC ("Founders"), the fund accounting and administrative services agent of the Funds, in accordance with its regular practices as such.

      3.    CLOSING AND CLOSING DATE.

            3.1. The Reorganization, together with all related acts necessary to consummate the Reorganization (the "Closing"), shall take place on the first day on which the NYSE is open for business that occurs not less than seven (7) calendar days after the approval of this Plan by the shareholders of the Acquired Fund, or such other date as the Company may decide (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Funds' close of business on the Closing Date, unless otherwise provided. The Closing shall be held at 2:30 p.m., Mountain time, at the offices of the Accounting Agent, 2930 East Third Avenue, Denver, Colorado, or at such other time on the Closing Date and/or place as the Company may decide.

            3.2. The Company's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Acquired Fund to the Acquiring Fund, as reflected on the Acquiring Fund's books immediately following the Closing, does or will conform to such information on the Acquired Fund's books immediately before the Closing.

            3.3. If at the Valuation Time (a) the NYSE or another primary trading market or markets for portfolio securities of either Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading in such market or markets shall be disrupted so that accurate appraisal of the value of the net assets of either Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

            3.4. The Acquired Fund shall cause each of Investors Trust Company, as its transfer agent for Class F Shares, and Dreyfus Transfer, Inc., as its transfer agent for Class A, B, C, R and T Shares (collectively, the "Transfer Agents" and, individually, a "Transfer Agent"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders of the respective Classes and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall cause each Transfer Agent to deliver to the Secretary of the Company a confirmation, or other evidence satisfactory to the Company, that the Acquiring Fund Shares to be credited on the Closing Date have been credited to the Acquired Fund's account on the books of the Acquiring Fund.

      4.    Conditions.

            4.1. The obligation of the Company to implement this Plan on behalf of the Acquiring Fund is subject to the satisfaction of each of the following conditions in this paragraph 4.1 either at the time stated therein, or if no time is so stated, at or before (and continuing to) the Closing:

                  (a) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (b) The Acquired Fund is not, and the performance of this Plan will not result, in any material violation of the Articles of Incorporation or the By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Company is a party or by which it is bound.

                  (c) The Acquired Fund has no material contracts or other commitments outstanding (other than this Plan) that will be terminated with liability to it on or prior to the Closing Date.

                  (d) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Company with respect to the Acquired Fund or any of the properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company knows of no facts that might form the basis for the institution of such litigation, proceeding or investigation and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein.

                  (e) The statement of assets and liabilities of the Acquired Fund for the fiscal year ended December 31, 2000 has been audited by

PricewaterhouseCoopers LLP, independent accountants (or its predecessor); such statement is in accordance with generally accepted accounting principles, consistently applied, and such statement fairly reflects the financial condition of the Acquired Fund as of such date; and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

                  (f) Since December 31, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquiring Fund; provided that, for the purposes of this subparagraph (f), a decline in net asset value per Acquired Fund Share shall not constitute a material adverse change.

                  (g) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown as due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof; and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

                  (h) The Acquired Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation ended prior to the Closing Date, the Acquired Fund met all the requirements of Subchapter M of the Code ("Subchapter M") for qualification and treatment as a "regulated investment company"; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M did not apply.

                  (i) The Liabilities were incurred by the Acquired Fund in the ordinary course of its business.

                  (j) The Acquired Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code.

                  (k) Not more than twenty-five percent (25%) of the value of the Acquired Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than fifty percent (50%) of the value of such assets is invested in the stock and securities of five or fewer issuers.

                  (l) The Acquired Fund will be terminated as soon as reasonably practicable after the Reorganization, but in all events within six (6) months after the Closing Date.

                  (m) All issued and outstanding Acquired Fund Shares are, and at the time of Closing will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding Acquired Fund Shares, at the time of Closing, will be held by the persons and in the amounts set forth in the records of the Transfer Agents as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into Acquired Fund Shares, except as contemplated herein.

                  (n) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets; and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto.

                  (o) The performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board; and, subject to the approval of the Acquired Fund Shareholders, no further corporate action is required for consummation of this Plan.

                  (p) With respect to facts relating to the Acquired Fund, the prospectus/proxy statement and statement of additional information (the "Proxy Statement") included in the Registration Statement (as defined in paragraph 5.5) and the information incorporated by reference into the Registration Statement (in each case other than information that has been furnished by the Acquiring
Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

            4.2. The obligation of the Company to implement this Plan on behalf of the Acquired Fund is subject to the satisfaction of each of the following conditions in this paragraph 4.2 either at the time stated therein, or if no time is so stated, at or before (and continuing to) the Closing:

                  (a) The current prospectus and statement of additional information of the Acquiring Fund, and the Registration Statement, with respect solely to information contained or required to be contained therein relating to the Acquiring Fund, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (b) The Acquiring Fund is not, and the performance of this Plan will not result, in any material violation of the Articles of Incorporation or the By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Company is a party or by which it is bound.

                  (c) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Company with respect to the Acquiring Fund or any of the properties or assets thereof that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company knows of no facts that might form the basis for the institution of such litigation, proceeding or investigation and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein.

                  (d) The statements of assets and liabilities of the Acquiring Fund for the five fiscal years ended December 31, 2000 have been audited by PricewaterhouseCoopers LLP, independent accountants (or its predecessors); such statements are in accordance with generally accepted accounting principles, consistently applied, and such statements fairly reflect the financial condition of the Acquiring Fund as of such date; and there are no known contingent liabilities of the Acquiring Fund as of such date not reflected therein.

                  (e) Since December 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; provided that, for the purposes of this subparagraph (e), a decline in net asset value per Acquiring Fund Share shall not constitute a material adverse change.

                  (f) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

                  (g) The Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation ended prior to the Closing Date, the Acquiring Fund met all the requirements of Subchapter M for qualification and treatment as a regulated investment company; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M did not apply.

                  (h) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

                  (i) The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Acquired Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business.

                  (j) After the Reorganization, the Acquiring Fund (i) will continue the "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code) that the Acquired Fund conducted before the Reorganization and (ii) will use a significant portion of the Acquired Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of those regulations) in that business.

                  (k) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another corporation or business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization.

                  (l) Immediately after the Reorganization, (i) not more than twenty-five percent (25%) of the value of the Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (ii) not more than fifty percent (50%) of the value of such assets will be invested in the stock and securities of five (5) or fewer issuers.

                  (m) The Acquiring Fund does not own, directly or indirectly, nor on the Closing Date will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five (5) years, any shares of the Acquired Fund.

                  (n) All issued and outstanding Acquiring Fund Shares are, and (including the Acquiring Fund Shares issued in the Reorganization) at the time of Closing will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into Acquiring Fund Shares, except as contemplated herein.

                  (o) The performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board; and, subject to the approval of the Acquired Fund Shareholders, no further corporate action is required for consummation of this Plan.

                  (p) With respect to facts relating to the Acquiring Fund, the Proxy Statement included in the Registration Statement and the information incorporated by reference into the Registration Statement (in each case other than information that has been furnished by the Acquired Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

            4.3. The obligation of the Company to implement this Plan on behalf of either Fund is subject to the satisfaction of each of the following conditions in this paragraph 4.3 either at the time stated therein, or if no time is so stated, at or before (and continuing to) the Closing:

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to carry on its business as it is now being conducted and to carry out this Plan.

                  (b) The Company is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                  (c) Each Fund is a duly established and designated series of the Company.

                  (d) The aggregate fair market value of the Acquiring Fund Shares, when received by the Acquired Fund Shareholders, will be equal to the aggregate fair market value of their Acquired Fund Shares constructively surrendered in exchange therefor.

                  (e) There is no plan or intention by Acquired Fund Shareholders who beneficially own 5% or more of the Acquired Fund Shares, and to the Company's knowledge the remaining Acquired Fund Shareholders have no present plan or intention, of selling, exchanging, redeeming or otherwise disposing of a number of the Acquiring Fund Shares to be received by them in connection with the Reorganization that would reduce the Acquired Fund Shareholders' ownership of issued and outstanding Acquiring Fund Shares to a number of shares having a value, as of the Valuation Time, of less than 50% of the value of all of the formerly outstanding Acquired Fund Shares as of that time. For purposes of this condition, shares of either Fund held by the Acquired Fund Shareholders and otherwise sold, redeemed or disposed of before or after the Reorganization will be considered, except for shares that have been, or will be, redeemed by either Fund in the ordinary course of its business as a series of an open-end investment company.

                  (f) The Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

                  (g) The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

                  (h) There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount.

                  (i) Pursuant to the Reorganization, the Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire, at least ninety percent (90%) of the fair market value of the net assets, and at least seventy percent (70%) of the fair market value of the gross assets, held by the Acquired Fund immediately before the Reorganization. For the purposes of this condition, any amounts used by the Acquired Fund to pay its Reorganization expenses and redemptions and distributions made by it immediately before the Reorganization (except for (i) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code and (ii) redemptions not made as part of the Reorganization) will be included as assets thereof held immediately before the Reorganization.

                  (j) None of the compensation received by any Acquired Fund Shareholder who is an employee of the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares held by such Acquired Fund Shareholder-employee; none of the Acquiring Fund Shares received by any such Acquired Fund Shareholder-employee will be separate consideration for, or allocable to, any employment agreement; and the consideration paid to any such Acquired Fund Shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

                  (k) Immediately after the Reorganization, the Acquired Fund Shareholders will not be in "control" of the Acquiring Fund within the meaning of section 304(c) of the Code.

      5.    COVENANTS OF THE FUNDS.

            5.1. Each Fund will operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

            5.2. The Company will call a meeting of the Acquired Fund's shareholders to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

            5.3. Subject to the provisions of this Plan, each Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

            5.4. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund a statement, certified by the Company's President or a Vice President, of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of section 381 of the Code.

            5.5. The Funds shall cooperate in providing all information reasonably necessary for preparing and filing the registration statement of the Company relating to the Acquiring Fund Shares on Form N-14, in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and, if applicable, state Blue Sky laws (the "Registration Statement"), including the Proxy Statement in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Plan and the transactions contemplated herein.

            5.6. The Acquiring Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

      6.    ADDITIONAL CONDITIONS.

                  The obligation of the Company to implement this Plan on behalf of either Fund is subject to the satisfaction of each of the following conditions in this Section 6 either at the time stated therein, or if no time is so stated, at or before (and continuing to) the Closing:

            6.1. This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of the Articles of Incorporation and the 1940 Act.

            6.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

            6.3. All consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund.

            6.4. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the Company, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

            6.5. The conditions to be satisfied by the Funds pursuant to Section 4 hereof shall have been satisfied, and a certificate to that effect shall have been executed by an officer of the Company.

            6.6. The Acquired Fund shall have declared a dividend and/or other distribution that, together with all previous dividends and other distributions, shall have the effect of distributing to the Acquired Fund's shareholders all of the Acquired Fund's investment company taxable income for all taxable years ended prior to the Closing Date and for its current taxable year through the Closing Date (computed without regard to any deduction for dividends paid) and all net capital gain realized in all such taxable years (after reduction for any capital loss carryforward).

            6.7. The Company shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel"), in a form reasonably satisfactory to the Company, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may assume satisfaction of all of the conditions set forth in Sections 4 and 6 hereof (and treat them as representations by the Company to Counsel) and may rely as to any factual matters, exclusively and without independent verification, on such representations and any other representation made to Counsel by responsible officers of the Company. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

                  (a) The Acquired Fund's transfer of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, followed by the Acquired Fund's distribution of those shares to the Acquired Fund Shareholders constructively in exchange for their Acquired Fund Shares, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

                  (b) The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or on the subsequent distribution of those Acquiring Fund Shares to the Acquired Fund Shareholders in constructive exchange for their Acquired Fund Shares;

                  (c) The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;

                  (d) The Acquiring Fund's basis for the Assets will be the same as the Acquired Fund's basis therefor immediately before the Reorganization, and the Acquiring Fund's holding period for the Assets will include the Acquired Fund's holding period therefor;

                  (e) An Acquired Fund Shareholder will recognize no gain or loss on the constructive exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

                  (f) An Acquired Fund Shareholder's aggregate basis for the Acquiring Fund Shares to be received by such shareholder in the Reorganization will be the same as the aggregate basis for such shareholder's Acquired Fund Shares to be constructively surrendered in exchange for those Acquiring Fund Shares; and such shareholder's holding period for those Acquiring Fund Shares will include such shareholder's holding period for those Acquired Fund Shares, provided they are held as capital assets by such shareholder on the Closing Date. Notwithstanding anything in this paragraph 6.7, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on either Fund or any Acquired Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      7.    TERMINATION AND AMENDMENT OF PLAN.

            7.1. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board at any time prior to the Closing (notwithstanding any vote of the Acquired Fund's shareholders) if circumstances develop that in the opinion of the Board make proceeding with this Plan inadvisable.

            7.2. If this Plan is terminated and the Reorganization is abandoned pursuant to this Section 7, this Plan shall become void and have no effect, without any liability on the part of either Fund or of any directors, officers or shareholders of the Company or of either Fund in respect of this Plan, except that the Acquired Fund and the Accounting Agent shall bear the aggregate expenses of the transaction contemplated hereby equally.

            7.3. This Plan may be amended, modified, or supplemented at any time, notwithstanding approval thereof by the Acquired Fund's shareholders, in any manner determined by the Board; provided that following such approval no such amendment shall have a material adverse effect on the Acquired Fund Shareholders' interests.

      8.    WAIVER.

            At any time prior to the Closing Date, any of the conditions set forth in Sections 4 and 6 may be waived by the Board if, in its judgment, such waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of either Fund.

      9.    EXPENSES OF THE REORGANIZATION.

            The Acquired Fund and the Accounting Agent shall bear the aggregate expenses incurred in connection with the Reorganization equally and, if the Reorganization is consummated, the Acquired Fund's share of such expenses will be charged against the assets of the Acquired Fund at or before the Valuation Time.

      10.   MISCELLANEOUS.

            10.1. This Plan constitutes the entire plan with respect to the subject matter hereof and merges and supersedes all prior discussions and understandings of every kind and nature relating to the subject matter hereof.

            10.2. This Plan shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided, however, in the case of any conflict between any such laws and the federal securities laws, the latter shall govern.

            10.3. This Plan shall bind and inure to the benefit of the Company and its successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Company and its respective successors and assigns, any rights or remedies under or by reason of this Plan.

                          DREYFUS FOUNDERS GROWTH FUND
                         DREYFUS FOUNDERS FOCUS FUND
         CLASS A, CLASS B, CLASS C, CLASS F, CLASS R & CLASS T SHARES

                               EACH A PORTFOLIO OF

                          DREYFUS FOUNDERS FUNDS, INC.

                             2930 EAST THIRD AVENUE
                             DENVER, COLORADO 80206
                                 1-303-394-4404

                             DATED DECEMBER 20, 2001

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

      This Statement of Additional Information, which is not a Prospectus, relates to the reorganization of Dreyfus Founders Focus Fund (the "Acquired Fund"), a portfolio of Dreyfus Founders Funds, Inc., with and into Dreyfus Founders Growth Fund (the "Acquiring Fund"), also a portfolio of Dreyfus Founders Funds, Inc.. This Statement of Additional Information supplements and should be read in conjunction with the Prospectus/Proxy Statement dated December 20, 2001 (the "Proxy Statement"). To obtain a copy of the Proxy Statement, please write to Dreyfus Founders Funds, Inc., P.O. Box 173655, Denver, Colorado 80217-3655, or call toll-free 1-800-525-2440.

      This Statement of Additional Information incorporates by reference the following documents, a copy of each of which accompanies this Statement of Additional Information:

      A. The Statement of Additional Information of Dreyfus Founders Funds, Inc., with respect to the Acquiring Fund and the Acquired Fund, dated May 1, 2001, previously filed on EDGAR, Accession number 0000038403-01-000003.

      B.    The  Prospectus  of Dreyfus  Founders,  Inc.,  with respect to the
            Acquiring  Fund  and  the  Acquired  Fund,   dated  May  1,  2001,
            previously filed on EDGAR, Accession number 0000038403-01-000003.

      B. The Acquiring Fund's audited financial statements, and the Acquired Fund's audited financial statements, each for the fiscal year ended December 31, 2000, previously filed on EDGAR, Accession number 0000038403-01-000001.

                                OTHER INFORMATION

ITEM 15.    INDEMNIFICATION

      Indemnification provisions for officers, directors, employees, and agents of the Registrant are set forth in Article XII of the Bylaws of the Registrant, and are hereby incorporated by reference. See Item 16(2) below. Section 12.01 of Article XII of the Bylaws provides that the Registrant shall indemnify each person who is or was a director, officer, employee or agent of the Registrant against expenses, judgments, fines and amounts paid in settlement to the full extent permitted by Section 2-418 of the General Corporation Law of Maryland or any other applicable law. However, notwithstanding any provisions in Article XII to the contrary, no officer, director, employee, and/or agent of the Registrant shall be indemnified by the Registrant in violation of sections 17(h) and (i) of the Investment Company Act of 1940, as amended.

      Pursuant to the Underwriting Agreement between the Registrant and Dreyfus Service Corporation ("DSC"), with certain exceptions, the Registrant has agreed to indemnify DSC against any liabilities and expenses arising out of any omissions of material facts or untrue statements made by the Registrant in its prospectus or registration statement.

ITEM 16.    EXHIBITS

       (1) (a) Articles of Incorporation of Dreyfus Founders Funds, Inc., dated June 19, 1987.1

           (b) Articles Supplementary to the Articles of Incorporation, filed November 25, 1987.1

           (c) Articles Supplementary to the Articles of Incorporation, filed February 25, 1988.1

           (d) Articles Supplementary to the Articles of Incorporation, filed December 12, 1989.1

           (e) Articles Supplementary to the Articles of Incorporation, filed May 3, 1990.1

           (f) Articles Supplementary to the Articles of Incorporation, filed September 22, 1993.1

           (g) Articles Supplementary to the Articles of Incorporation, filed December 27, 1995.1

           (h) Articles Supplementary to the Articles of Incorporation, filed May 20,1996.2

           (i) Articles Supplementary to the Articles of Incorporation, filed October 21, 1996.2

           (j) Articles Supplementary to the Articles of Incorporation, filed April 9, 1997.3

           (k) Articles of Amendment to Articles of Incorporation, filed April 22, 1999.5

           (l) Articles Supplementary to Articles of Incorporation, filed October 25, 1999.6

           (m) Articles Supplementary to Articles of Incorporation, filed December 29, 1999.6

           (n) Articles of Amendment to Articles of Incorporation, filed December 29, 1999.6

       (2) By-Laws of Dreyfus Founders Funds, Inc., as amended November 18, 1997.4

       (3)        Not applicable.

       (4) The Plan of Reorganization is filed herewith as Appendix A to Part A (the Prospectus/Proxy Statement).

       (5) Provisions defining the rights of holders of securities are contained in Article Fifth of the Registrant's Articles of Incorporation, as amended, the Articles Supplementary to Articles of Incorporation filed October 25, 1999, and Articles II, IV, VI and IX of the Registrant's Bylaws.

       (6) (a) Investment Advisory Agreement between Dreyfus Founders Funds, Inc. and Founders Asset Management LLC, dated April 1, 1998.4

           (b) Amended and Restated Appendix 1 to Dreyfus Founders Funds, Inc. Investment Advisory Agreement, dated December 31, 1999.7

       (7) (a) Underwriting Agreement between Dreyfus Founders Funds, Inc. and Dreyfus Service Corporation, dated March 22, 2000.8

           (2) Form of Distribution and Shareholder Support Agreement for Dreyfus Founders Funds, Inc. - Class F Shares.8

           (3)    Form of Broker-Dealer Agreement for Dreyfus Founders
                  Funds, Inc.8

           (4) Form of Bank Affiliated Broker-Dealer Agreement for Dreyfus Founders Funds, Inc.8

           (5)    Form of Bank Agreement for Dreyfus Founders Funds, Inc.8

       (8)        Not applicable.

       (9) (a) Custody Agreement between Investors Fiduciary Trust Company ("IFTC") and Dreyfus Founders Funds, Inc., dated January 3, 1994 (assigned by IFTC to State Street Bank and Trust Company effective April 1, 2000).2

           (b)    Fee Schedule effective October 1, 1999.7

      (10) (a) Amended and Restated Dreyfus Founders Funds, Inc. Rule 12b-1 Distribution Plan (For Class F Shares Only), dated December 31, 1999.5

           (b) Dreyfus Founders Funds, Inc. Distribution Plan for Classes B, C And T, dated December 31, 1999.5

           (c) Dreyfus Founders Funds, Inc. Rule 18f-3 Plan, dated December 31, 1999.6

      (11) Opinion and consent of Kirkpatrick & Lockhart LLP regarding the legality of securities being registered (filed herewith).

      (12) Opinion and consent of Kirkpatrick & Lockhart LLP regarding certain tax matters (to be filed by amendment).

      (13) (a) Amended and Restated Shareholder Services Agreement between Dreyfus Founders Funds, Inc. and Founders Asset Management LLC, dated December 31,1999.7

           (b) Amended and Restated Fund Accounting and Administrative Services Agreement between Dreyfus Founders Funds, Inc. and Founders Asset Management LLC, dated December 31,1999.7

      (14)        Consent of Independent Accountants (filed herewith).

      (15)        Not applicable.

      (16) Copies of manually signed Powers of Attorney (filed herewith).

      (17)        Additional Exhibits.

           (a)    Form of proxy card (filed herewith).

--------------
   1 Filed previously on EDGAR with Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A (File No. 2-17531) on April 29, 1996 and incorporated herein by reference.

   2 Filed previously on EDGAR with Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A (File No. 2-17531) on February 24, 1997 and incorporated herein by reference.

   3 Filed previously on EDGAR with Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A (File No. 2-17531) on February 27, 1998 and incorporated herein by reference.

   4 Filed previously on EDGAR with Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A (File No. 2-17531) on February 22, 1999 and incorporated herein by reference.

   5 Filed previously on EDGAR with Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A (File No. 2-17531) on October 7, 1999 and incorporated herein by reference.

   6 Filed previously on EDGAR with Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A (File No. 2-17531) on December 29, 1999 and incorporated herein by reference.

   7 Filed previously on EDGAR with Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A (File No. 2-17531) on February 29, 2000 and incorporated herein by reference.

   8 Filed previously on EDGAR with Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A (File No. 2-17531) on February 28, 2001 and incorporated herein by reference.

ITEM 17.    UNDERTAKINGS

      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant in the City and County of Denver, State of Colorado, on the 20th day of November, 2001.

                                    DREYFUS FOUNDERS FUNDS, INC.
ATTEST:
                                    By:   /S/ RICHARD W. SABO
                                          ------------------------------------
/S/ KENNETH R. CHRISTOFFERSEN             Richard W. Sabo, President
------------------------------------
Kenneth R. Christoffersen, Secretary

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                    TITLE                   DATE
----------                    -----                   ----

/S/ RICHARD W. SABO           President               November 20, 2001
------------------------      (Principal Executive
Richard W. Sabo               Officer)

/S/ FRANCIS P. GAFFNEY        Treasurer               November 20, 2001
------------------------      (Principal Financial and
Francis P. Gaffney            Accounting Officer)

/S/ EUGENE H. VAUGHAN, JR.*   Chairman                November 20, 2001
---------------------------
Eugene H. Vaughan, Jr.

/S/ ALAN S. DANSON      *     Director                November 20, 2001
-------------------------
Alan S. Danson

/S/ JOAN D. MANLEY      *     Director                November 20, 2001
-------------------------
Joan D. Manley

/S/ ROBERT P. MASTROVITA*     Director                November 20, 2001
-------------------------
Robert P. Mastrovita

/S/ TRYGVE E. MYHREN    *     Director                November 20, 2001
-------------------------
Trygve E. Myhren

/S/ GEORGE W. PHILLIPS  *     Director                November 20, 2001
-------------------------
George W. Phillips

/S/ JAY A. PRECOURT     *     Director                November 20, 2001
-------------------------
Jay A. Precourt

/S/ KENNETH R. CHRISTOFFERSEN                         November 20, 2001
-----------------------------
* By Kenneth R. Christoffersen
Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT     DESCRIPTION

 (11) Opinion and consent of Kirkpatrick & Lockhart LLP regarding the legality of securities being registered.

 (14)       Consent of Independent Accountants.

 (16)       Manually signed Powers of Attorney.

 17(a)      Form of proxy card.